Exhibit 24.1

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

         That the undersigned officers and directors of Planet Hollywood International, Inc., a Delaware corporation (the "Company"), do hereby constitute and appoint jointly and severally, Robert Earl, Christopher Thomas and Mark S. Helm, and each of them, the lawful attorneys and agents, with power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents determine to be necessary or advisable or required in connection with the filing by the Company, with the Securities and Exchange Commission (the "Commission") under the provisions of the Securities Act of 1933, as amended, and any rules and regulations of the Commission, a Form S-1 Registration Statement (the "Registration Statement") with respect to the sale of 9,908,622 shares of the Company's Class A Common Stock, $0.01 par value, by certain selling stockholders and to file with the Commission, or any national securities exchange pertaining to such securities or to such registration, all documents necessary for the Company to comply with the Securities Act, and any rules or regulations or requirements of the Commission. Without limiting the generality of the foregoing power and authority, the powers granted include the power and authority to sign the names of the undersigned officers and directors in the capacities indicated below to the Registration Statement, to any and all amendments, both pre-effective and post-effective, and supplements to this Registration Statement, and to any and all instruments or documents filed as part of or in conjunction with this Registration Statement or amendments or supplements thereof, and each of the undersigned hereby ratifies and confirms all that said attorneys and agents or any of them shall do or cause to be done by virtue hereof. This Power of Attorney may be signed in several counterparts.


         IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney as of the date indicated.

Signature                               Capacity                                                 Date
---------                               --------                                                 ----
 /s/ Robert Earl                        Chairman of the Board of Directors and Chief             February 8, 2001
----------------------------            Executive Officer
Robert Earl

 /s/ Christopher Thomas                 Director, President and Chief Financial Officer          February 8, 2001
----------------------------
Christopher Thomas

 /s/ Thomas Avallone                    Director                                                 February 8, 2001
----------------------------
Thomas Avallone

                                        Director
----------------------------
Claudio Gonzalez

                                        Director                                                 February 8, 2001
----------------------------
Steven Grapstein

/s/ Mustafa Al Hejailan                 Director                                                 February 8, 2001
----------------------------
Mustafa Al Hejailan

                                        Director
----------------------------
Ed Rogers

 /s/ Douglas Teitelbaum                 Director                                                 February 8, 2001
----------------------------
Douglas Teitelbaum

 /s/ Philip Wong                        Director                                                 February 8, 2001
----------------------------
Philip Wong